Exhibit 99.m

THE HARTFORD MUTUAL FUNDS, INC.

AMENDED AND RESTATED

DISTRIBUTION PLAN

CLASS A, B, C, R3 and R4 SHARES

AUGUST 2, 2006, AS AMENDED [AUGUST 7, 2013]

ARTICLE I. THE PLAN

This Amended and Restated Distribution Plan (the “Plan”) sets forth the terms and conditions on which The Hartford Mutual Funds, Inc. (the “Company”), on behalf of each series of the Company (each a “Fund” and together the “Funds”) will pay certain amounts to Hartford Funds Distributors, LLC  (the “Distributor”) in connection with the provision by the Distributor, of certain services to the Funds, as set forth herein. Certain of such payments by a Fund may, under Rule 12b-1 (the “Rule”) under the Investment Company Act of 1940, as amended (the “Act”), be deemed to constitute the financing of distribution by a Fund. This Plan describes all material aspects of such financing as contemplated by the Rule and shall be administered and interpreted, and implemented and continued, in a manner consistent with the Rule. The Fund and each Class of those Funds that currently have adopted this Plan, and the effective dates of such adoption, are as follows:

SERIES	CLASS	EFFECTIVE DATE
The Hartford Balanced Fund (formerly The Hartford Advisers Fund)	A	July 22, 1996
The Hartford Balanced Fund (formerly The Hartford Advisers Fund)	B	July 22, 1996
The Hartford Balanced Fund (formerly The Hartford Advisers Fund)	C	July 31, 1998
The Hartford Balanced Fund (formerly The Hartford Advisers Fund)	R3	December 15, 2006
The Hartford Balanced Fund (formerly The Hartford Advisers Fund)	R4	December 15, 2006

The Hartford Balanced Allocation Fund	A	May 19, 2004
The Hartford Balanced Allocation Fund	B	May 19, 2004
The Hartford Balanced Allocation Fund	C	May 19, 2004
The Hartford Balanced Allocation Fund	R3	December 15, 2006
The Hartford Balanced Allocation Fund	R4	December 15, 2006

The Hartford Balanced Income Fund	A	May 10, 2006
The Hartford Balanced Income Fund	B	May 10, 2006
The Hartford Balanced Income Fund	C	May 10, 2006
The Hartford Balanced Income Fund	R3	May 28, 2010
The Hartford Balanced Income Fund	R4	May 28, 2010

The Hartford Capital Appreciation Fund	A	July 22, 1996
The Hartford Capital Appreciation Fund	B	July 22, 1996
The Hartford Capital Appreciation Fund	C	July 31, 1998
The Hartford Capital Appreciation Fund	R3	December 15, 2006
The Hartford Capital Appreciation Fund	R4	December 15, 2006

The Hartford Capital Appreciation II Fund	A	April 29, 2005

SERIES	CLASS	EFFECTIVE DATE
The Hartford Capital Appreciation II Fund	B	April 29, 2005
The Hartford Capital Appreciation II Fund	C	April 29, 2005
The Hartford Capital Appreciation II Fund	R3	December 15, 2006
The Hartford Capital Appreciation II Fund	R4	December 15, 2006

The Hartford Checks and Balances Fund	A	May 31, 2007
The Hartford Checks and Balances Fund	B	May 31, 2007
The Hartford Checks and Balances Fund	C	May 31, 2007
The Hartford Checks and Balances Fund	R3	August 29, 2008
The Hartford Checks and Balances Fund	R4	August 29, 2008

The Hartford Conservative Allocation Fund	A	May 19, 2004
The Hartford Conservative Allocation Fund	B	May 19, 2004
The Hartford Conservative Allocation Fund	C	May 19, 2004
The Hartford Conservative Allocation Fund	R3	December 15, 2006
The Hartford Conservative Allocation Fund	R4	December 15, 2006

The Hartford Disciplined Equity Fund	A	April 30, 1998
The Hartford Disciplined Equity Fund	B	April 30, 1998
The Hartford Disciplined Equity Fund	C	July 31, 1998
The Hartford Disciplined Equity Fund	R3	December 15, 2006
The Hartford Disciplined Equity Fund	R4	December 15, 2006

The Hartford Diversified International Fund	A	June 30, 2008
The Hartford Diversified International Fund	B	June 30, 2008
The Hartford Diversified International Fund	C	June 30, 2008
The Hartford Diversified International Fund	R3	June 30, 2008
The Hartford Diversified International Fund	R4	June 30, 2008

The Hartford Dividend and Growth Fund	A	July 22, 1996
The Hartford Dividend and Growth Fund	B	July 22, 1996
The Hartford Dividend and Growth Fund	C	July 31, 1998
The Hartford Dividend and Growth Fund	R3	December 15, 3006
The Hartford Dividend and Growth Fund	R4	December 15, 2006

Hartford Duration-Hedged Strategic Income Fund	A	November 29, 2013
Hartford Duration-Hedged Strategic Income Fund	C	November 29, 2013
Hartford Duration-Hedged Strategic Income Fund	R3	November 29, 2013
Hartford Duration-Hedged Strategic Income Fund	R4	November 29, 2013

The Hartford Emerging Markets Local Debt Fund	A	May 31, 2011
The Hartford Emerging Markets Local Debt Fund	B	May 31, 2011
The Hartford Emerging Markets Local Debt Fund	C	May 31, 2011
The Hartford Emerging Markets Local Debt Fund	R3	May 31, 2011
The Hartford Emerging Markets Local Debt Fund	R4	May 31, 2011

The Hartford Emerging Markets Research Fund	A	May 31, 2011
The Hartford Emerging Markets Research Fund	B	May 31, 2011
The Hartford Emerging Markets Research Fund	C	May 31, 2011
The Hartford Emerging Markets Research Fund	R3	May 31, 2011
The Hartford Emerging Markets Research Fund	R4	May 31, 2011

SERIES	CLASS	EFFECTIVE DATE
The Hartford Equity Income Fund	A	August 28, 2003
The Hartford Equity Income Fund	B	August 28, 2003
The Hartford Equity Income Fund	C	August 28, 2003
The Hartford Equity Income Fund	R3	December 15, 2006
The Hartford Equity Income Fund	R4	December 15, 2006

The Hartford Floating Rate Fund	A	April 29, 2005
The Hartford Floating Rate Fund	B	April 29, 2005
The Hartford Floating Rate Fund	C	April 29, 2005
The Hartford Floating Rate Fund	R3	December 15, 2006
The Hartford Floating Rate Fund	R4	December 15, 2006

The Hartford Floating Rate High Income Fund	A	September 30, 2011
The Hartford Floating Rate High Income Fund	C	September 30, 2011
The Hartford Floating Rate High Income Fund	R3	September 30, 2011
The Hartford Floating Rate High Income Fund	R4	September 30, 2011

The Hartford Global All-Asset Fund	A	May 28, 2010
The Hartford Global All-Asset Fund	C	May 28, 2010
The Hartford Global All-Asset Fund	R3	May 28, 2010
The Hartford Global All-Asset Fund	R4	May 28, 2010

The Hartford Global Alpha Fund	A	December 14, 2012
The Hartford Global Alpha Fund	C	December 14, 2012
The Hartford Global Alpha Fund	R3	December 14, 2012
The Hartford Global Alpha Fund	R4	December 14, 2012

The Hartford Global Growth Fund, (formerly The Hartford Global Leaders Fund)	A	September 30, 1998
The Hartford Global Growth Fund, (formerly The Hartford Global Leaders Fund)	B	September 30, 1998
The Hartford Global Growth Fund, (formerly The Hartford Global Leaders Fund)	C	September 30, 1998
The Hartford Global Growth Fund, (formerly The Hartford Global Leaders Fund)	R3	December 15, 2006
The Hartford Global Growth Fund, (formerly The Hartford Global Leaders Fund)	R4	December 15, 2006

The Hartford Global Real Asset Fund	A	May 28, 2010
The Hartford Global Real Asset Fund	C	May 28, 2010
The Hartford Global Real Asset Fund	R3	May 28, 2010
The Hartford Global Real Asset Fund	R4	May 28, 2010

The Hartford Global Research Fund (formerly The Hartford Global Equity Fund)	A	March 1, 2008
The Hartford Global Research Fund (formerly The Hartford Global Equity Fund)	B	March 1, 2008
The Hartford Global Research Fund (formerly The Hartford Global Equity Fund)	C	March 1, 2008
The Hartford Global Research Fund (formerly The Hartford Global Equity Fund)	R3	March 1, 2008
The Hartford Global Research Fund	R4	March 1, 2008

SERIES	CLASS	EFFECTIVE DATE
(formerly The Hartford Global Equity Fund)

The Hartford Growth Allocation Fund	A	May 19, 2004
The Hartford Growth Allocation Fund	B	May 19, 2004
The Hartford Growth Allocation Fund	C	May 19, 2004
The Hartford Growth Allocation Fund	R3	December 15, 2006
The Hartford Growth Allocation Fund	R4	December 15, 2006

The Hartford Healthcare Fund (formerly The Hartford Global Health Fund)	A	April 27, 2000
The Hartford Healthcare Fund (formerly The Hartford Global Health Fund)	B	April 27, 2000
The Hartford Healthcare Fund (formerly The Hartford Global Health Fund)	C	April 27, 2000
The Hartford Healthcare Fund (formerly The Hartford Global Health Fund)	R3	December 15, 2006
The Hartford Healthcare Fund (formerly The Hartford Global Health Fund)	R4	December 15, 2006

The Hartford High Yield Fund	A	September 30, 1998
The Hartford High Yield Fund	B	September 30, 1998
The Hartford High Yield Fund	C	September 30, 1998
The Hartford High Yield Fund	R3	December 15, 2006
The Hartford High Yield Fund	R4	December 15, 2006

The Hartford Inflation Plus Fund	A	October 31, 2002
The Hartford Inflation Plus Fund	B	October 31, 2002
The Hartford Inflation Plus Fund	C	October 31, 2002
The Hartford Inflation Plus Fund	R3	December 15, 2006
The Hartford Inflation Plus Fund	R4	December 15, 2006

The Hartford International Growth Fund, (formerly The Hartford International Capital Appreciation Fund)	A	April 30, 2001
The Hartford International Growth Fund, (formerly The Hartford International Capital Appreciation Fund)	B	April 30, 2001
The Hartford International Growth Fund, (formerly The Hartford International Capital Appreciation Fund)	C	April 30, 2001
The Hartford International Growth Fund, (formerly The Hartford International Capital Appreciation Fund)	R3	December 15, 2006
The Hartford International Growth Fund, (formerly The Hartford International Capital Appreciation Fund)	R4	December 15, 2006

The Hartford International Opportunities Fund	A	July 22, 1996
The Hartford International Opportunities Fund	B	July 22, 1996
The Hartford International Opportunities Fund	C	July 31, 1998
The Hartford International Opportunities Fund	R3	December 15, 2006
The Hartford International Opportunities Fund	R4	December 15, 2006

The Hartford International Small Company Fund	A	April 30, 2001
The Hartford International Small Company Fund	B	April 30, 2001
The Hartford International Small Company Fund	C	April 30, 2001
The Hartford International Small Company Fund	R3	May 28, 2010

SERIES	CLASS	EFFECTIVE DATE
The Hartford International Small Company Fund	R4	May 28, 2010

The Hartford International Value Fund	A	May 28, 2010
The Hartford International Value Fund	C	May 28, 2010
The Hartford International Value Fund	R3	May 28, 2010
The Hartford International Value Fund	R4	May 28, 2010

The Hartford MidCap Fund	A	July 22, 1996
The Hartford MidCap Fund	B	July 22, 1996
The Hartford MidCap Fund	C	July 31, 1998
The Hartford MidCap Fund	R3	May 31, 2009
The Hartford MidCap Fund	R4	May 31, 2009

The Hartford MidCap Value Fund	A	April 30, 2001
The Hartford MidCap Value Fund	B	April 30, 2001
The Hartford MidCap Value Fund	C	April 30, 2001
The Hartford MidCap Value Fund	R3	May 28, 2010
The Hartford MidCap Value Fund	R4	May 28, 2010

The Hartford Money Market Fund	A	July 22, 1996
The Hartford Money Market Fund	B	July 22, 1996
The Hartford Money Market Fund	C	July 31, 1998
The Hartford Money Market Fund	R3	December 15, 2006
The Hartford Money Market Fund	R4	December 15, 2006

The Hartford Municipal Opportunities Fund (formerly The Hartford High Yield Municipal Bond Fund)	A	May 31, 2007
The Hartford Municipal Opportunities Fund (formerly The Hartford High Yield Municipal Bond Fund)	B	May 31, 2007
The Hartford Municipal Opportunities Fund (formerly The Hartford High Yield Municipal Bond Fund)	C	May 31, 2007

The Hartford Quality Bond Fund	A	November 30, 2012
The Hartford Quality Bond Fund	C	November 30, 2012
The Hartford Quality Bond Fund	R3	November 30, 2012
The Hartford Quality Bond Fund	R4	November 30, 2012

Hartford Real Total Return Fund	A	November 29, 2013
Hartford Real Total Return Fund	C	November 29, 2013
Hartford Real Total Return Fund	R3	November 29, 2013
Hartford Real Total Return Fund	R4	November 29, 2013

The Hartford Short Duration Fund	A	October 31, 2002
The Hartford Short Duration Fund	B	October 31, 2002
The Hartford Short Duration Fund	C	October 31, 2002
The Hartford Short Duration Fund	R3	September 30, 2011
The Hartford Short Duration Fund	R4	September 30, 2011

The Hartford Small Company Fund	A	July 22, 1996
The Hartford Small Company Fund	B	July 22, 1996
The Hartford Small Company Fund	C	July 31, 1998
The Hartford Small Company Fund	R3	August 2, 2006

SERIES	CLASS	EFFECTIVE DATE
The Hartford Small Company Fund	R4	August 2, 2006

The Hartford Small/Mid Cap Equity Fund (formerly The Hartford MidCap Growth Fund)	A	January 1, 2005
The Hartford Small/Mid Cap Equity Fund (formerly The Hartford MidCap Growth Fund)	B	January 1, 2005
The Hartford Small/Mid Cap Equity Fund (formerly The Hartford MidCap Growth Fund)	C	January 1, 2005
The Hartford Small/Mid Cap Equity Fund (formerly The Hartford MidCap Growth Fund)	R3	September 30, 2011
The Hartford Small/Mid Cap Equity Fund (formerly The Hartford MidCap Growth Fund)	R4	September 30, 2011

The Hartford Strategic Income Fund	A	May 31, 2007
The Hartford Strategic Income Fund	B	May 31, 2007
The Hartford Strategic Income Fund	C	May 31, 2007
The Hartford Strategic Income Fund	R3	September 30, 2011
The Hartford Strategic Income Fund	R4	September 30, 2011

The Hartford Target Retirement 2010 Fund	A	September 30, 2005
The Hartford Target Retirement 2010 Fund	R3	December 15, 2006
The Hartford Target Retirement 2010 Fund	R4	December 15, 2006

The Hartford Target Retirement 2015 Fund	R3	October 31, 2008
The Hartford Target Retirement 2015 Fund	R4	October 31, 2008

The Hartford Target Retirement 2020 Fund	A	September 30, 2005
The Hartford Target Retirement 2020 Fund	R3	December 15, 2006
The Hartford Target Retirement 2020 Fund	R4	December 15, 2006

The Hartford Target Retirement 2025 Fund	R3	October 31, 2008
The Hartford Target Retirement 2025 Fund	R4	October 31, 2008

The Hartford Target Retirement 2030 Fund	A	September 30, 2005
The Hartford Target Retirement 2030 Fund	R3	December 15, 2006
The Hartford Target Retirement 2030 Fund	R4	December 15, 2006

The Hartford Target Retirement 2035 Fund	R3	October 31, 2008
The Hartford Target Retirement 2035 Fund	R4	October 31, 2008

The Hartford Target Retirement 2040 Fund	R3	October 31, 2008
The Hartford Target Retirement 2040 Fund	R4	October 31, 2008

The Hartford Target Retirement 2045 Fund	R3	October 31, 2008
The Hartford Target Retirement 2045 Fund	R4	October 31, 2008

The Hartford Target Retirement 2050 Fund	R3	October 31, 2008
The Hartford Target Retirement 2050 Fund	R4	October 31, 2008

The Hartford Total Return Bond Fund	A	July 22, 1996
The Hartford Total Return Bond Fund	B	July 22, 1996
The Hartford Total Return Bond Fund	C	July 31, 1999

SERIES	CLASS	EFFECTIVE DATE
The Hartford Total Return Bond Fund	R3	December 15, 2006
The Hartford Total Return Bond Fund	R4	December 15, 2006

The Hartford Unconstrained Bond Fund (formerly The Hartford Corporate Opportunities Fund)	A	October 31, 2002
The Hartford Unconstrained Bond Fund (formerly The Hartford Corporate Opportunities Fund)	B	October 31, 2002
The Hartford Unconstrained Bond Fund (formerly The Hartford Corporate Opportunities Fund)	C	October 31, 2002
The Hartford Unconstrained Bond Fund (formerly The Hartford Corporate Opportunities Fund)	R3	September 30, 2011
The Hartford Unconstrained Bond Fund (formerly The Hartford Corporate Opportunities Fund)	R4	September 30, 2011

The Hartford Value Fund	A	April 30, 2001
The Hartford Value Fund	B	April 30, 2001
The Hartford Value Fund	C	April 30, 2001
The Hartford Value Fund	R3	December 15, 2006
The Hartford Value Fund	R4	December 15, 2006

The Hartford World Bond Fund	A	May 31, 2011
The Hartford World Bond Fund	B	May 31, 2011
The Hartford World Bond Fund	C	May 31, 2011
The Hartford World Bond Fund	R3	May 31, 2011
The Hartford World Bond Fund	R4	May 31, 2011

ARTICLE II. DISTRIBUTION AND SERVICE EXPENSES

Each Fund shall pay to the Distributor a fee in the amount specified in Article III hereof. Such fee may be spent by the Distributor on any activities or expenses primarily intended to result in the sale of the applicable Class of shares of the Funds, including, but not limited to the payment of Distribution Expenses (as defined below) and Service Expenses (as defined below). Distribution Expenses include, but are not limited to, (a) payment of initial and ongoing commissions and other payments to brokers, dealers, financial institutions or others who sell each Fund’s shares; (b) compensation to employees of the Distributor; (c) compensation to and expenses, including overhead such as communications and telephone, training, supplies, photocopying and similar types of expenses, of the Distributor incurred in the printing and mailing or other dissemination of all prospectuses and statements of additional information; (d) the costs of preparation, printing and mailing of reports used for sales literature and related expenses, advertisements and other distribution-related expenses (including personnel of the Distributor).

“Service Expenses” shall mean fees for activities covered by the definition of “service fee” contained in Article III, Section 26(b) of the Rules of Fair Practice of the National Association of Securities Dealers, Inc., which provides that service fees shall mean payments by an investment company for personal service and/or the maintenance of shareholder accounts.

ARTICLE III. MAXIMUM EXPENDITURES

CLASS A SHARES

The expenditures to be made by each Fund pursuant to this Plan, and the basis upon which such expenditures will be made, shall be determined by each Fund, and in no event shall such expenditures exceed 0.25% of the average daily net asset value of the Class A shares of any Fund (determined in accordance with each Fund’s prospectus as from time to time in effect) on an annual basis to cover Distribution Expenses and Service Expenses. Up to 0.25% may be used to cover Service Expenses. All such expenditures shall be calculated and accrued daily and paid monthly or at such other intervals as the Board of Directors shall determine.

CLASS B AND C SHARES

The expenditures to be made by each Fund pursuant to this Plan, and the basis upon which such expenditures will be made, shall be determined by each Fund, and in no event shall such expenditures exceed 1.00% of the average daily net asset value of the Class B shares or Class C shares, as applicable, of any Fund (determined in accordance with each Fund’s prospectus as from time to time in effect) on an annual basis to cover Distribution Expenses and Service Expenses. Up to 0.25% may be used to cover Service Expenses. All such expenditures shall be calculated and accrued daily and paid monthly or at such other intervals as the Board of Directors shall determine.

CLASS R3 AND R4

The expenditures to be made by each Fund pursuant to this Plan, and the basis upon which such expenditures will be made, shall be determined by each Fund, and in no event shall such expenditures exceed 0.50% and 0.25%, respectively, of the average daily net asset value of the Class R3 shares and Class R4 shares of any Fund (determined in accordance with each Fund’s prospectus as from time to time in effect) on an annual basis to cover Distribution Expenses and Service Expenses.  Up to 0.25% may be used to cover Service Expenses. All such expenditures shall be calculated and accrued daily and paid monthly or at such other intervals as the Board of Directors shall determine.

ARTICLE IV. EXPENSES BORNE BY THE FUNDS

Notwithstanding any other provision of this Plan, the Company, each Fund and its administrator, may bear the respective expenses to be borne by them under any administrative services agreement, as from time to time in effect under the Company’s current prospectus. Except as otherwise contemplated by this Plan, the Company, and each Fund shall not, directly or indirectly, engage in financing any activity which is primarily intended to or should reasonably result in the sale of shares of any Fund.

It is recognized that the costs of distributing Fund’s shares may exceed the sum of all sales charges collected on sales of Fund shares. In view of this, if and to the extent that any investment management and administration fees paid by a fund might be considered as indirectly financing any activity which is primarily intended to result in the sale of the Fund’s shares, the payment by that Fund of such fees hereby is authorized under this Plan.

ARTICLE V. APPROVAL BY BOARD OF DIRECTORS, SHAREHOLDERS

This Plan shall not be effective with respect to any class of shares of a Fund unless: (a) this Plan has been approved by the vote of the majority of the outstanding voting shares of such class, if this Plan is adopted for such class after any public offering of the shares of such class or the sale of shares of such class to persons who are not affiliated persons of the Company, affiliated persons of such person, a promoter of the Company, or affiliated persons of such promoters; and (b) this Plan, together with any related agreements, has been approved for such class, by votes cast in person at a meeting called for the purpose of voting on this Plan and any such related agreements, of a majority of both (i) the Directors of the Company and (ii) those directors who are not “interested persons” of the Company and have no direct or indirect financial interest in the operation of this Plan or any agreements related to it (the “Independent Directors”).

ARTICLE VI. CONTINUANCE

This Plan and any related agreement shall continue in effect with respect to each Fund from year to year provided such continuance is specifically approved at least annually in the manner provided for in Article

V, clause (b).

ARTICLE VII. INFORMATION

The Distributor shall provide the Board of Directors and the Board of Directors, and, in particular, the Independent Directors, shall review, in the exercise of their fiduciary duties, at least quarterly, a written report of the amounts expended with respect to the Class A, B, C, R3 and R4 shares of each Fund by the Distributor under this Plan and the Principal Underwriting Agreement and the purposes for which such expenditures were made.

ARTICLE VIII. TERMINATION

This Plan may be terminated with respect to any class of shares of a Fund (a) at any time by vote of a majority of the Independent Directors, or a majority of the applicable Fund’s outstanding voting Class A, B, C, R3 or R4 shares, as applicable, or (b) by the Distributor on 60 days’ notice in writing to the applicable Fund(s).

Termination or discontinuance of the Plan with respect to one Fund shall not affect the continued effectiveness of this Plan with respect to the shares or classes of any other Fund.

ARTICLE IX. AGREEMENTS

Each agreement with any person relating to implementation of this Plan shall be in writing, and each agreement related to this Plan shall provide:

(a) That, with respect to each Fund, such agreement may be terminated at any time, without payment of any penalty, by vote of a majority of the Independent Directors or by vote of a majority of the Fund’s then outstanding voting Class A, B, C, R3 or R4 shares, as applicable.

(b) That such agreement shall terminate automatically in the event of its assignment.

ARTICLE X. AMENDMENTS

This Plan may not be amended to increase materially the maximum amount of the fees payable by any Fund hereunder without the approval of a majority of the outstanding voting Class A, B, C, R3 or R4 shares, as applicable, of the applicable Fund. No material amendment to the Plan shall, in any event, be effective unless it is approved by the Board of Directors in the same manner as is provided for in Article V.

ARTICLE XI. PRESERVATION OF DOCUMENTS

The Company shall preserve copies of this Plan (including any amendments thereto) and any related agreements and all reports made to the Board for a period of not less than six years from the date of this Plan, the first two years in an easily accessible place.

ARTICLE XII. LIMITATION OF LIABILITY

No Fund of the Company shall be responsible for the obligations of any other Fund of the Company.

ARTICLE XIII. SELECTION OF DIRECTORS

While this Plan is in effect, the selection and nomination of Directors who are not interested persons of the Company shall be committed to the discretion of the Board of Directors who are not interested persons of the Company.

ARTICLE XIV. DEFINED TERMS

As used in this Plan, the terms “majority of the outstanding voting shares” shall have the same meaning as the phrase “majority of the outstanding voting securities” has in the Act, and the phrases “interested person” and “assignment” shall have the same meaning as those phrases have in the Act.

Last Approved: August 7, 2013

Amended: August 7, 2013 to add Duration-Hedged Strategic Income Fund and Real Total Return Fund